TEVOGEN BIO™

Oncology | Neurology | Virology

A **healthier world** is **possible** when lifesaving innovations are **within the reach of all**

CORPORATE OVERVIEW

Forward-Looking Statements

This presentation contains certain forward-looking statements, including without limitation statements relating to the business combination (the "Transaction") between Tevogen Bio Inc ("Tevogen") and Semper Paratus Acquisition Corporation ("Semper Paratus"), including the anticipated timing and benefits thereof; Tevogen's implied enterprise value; expectations regarding the healthcare and biopharmaceutical industries; Tevogen's development of, the potential benefits of, and patient access to its product candidates for the treatment of infectious diseases, cancer and neurological disorders, including TVGN 489 for the treatment of COVID-19 and Long COVID; Tevogen's ability to develop additional product candidates, including through use of Tevogen's ExacTcell platform; the anticipated benefits of ExacTcell; expectations regarding Tevogen's future clinical trials; Tevogen's manufacturing plans; and Tevogen's ability to generate revenue in the future. Forward-looking statements can sometimes be identified by words such as "may," "could," "would," "expect," "possible," "potential," "goal," "opportunity," "project," "believe," "future," and similar words and expressions or their opposites. These statements are based on management's expectations, assumptions, estimates, projections and beliefs as of the date of this presentation and are subject to a number of factors that involve known and unknown risks, delays, uncertainties and other factors not under the company's control that may cause actual results, performance or achievements of the company to be materially different from the results, performance or other expectations expressed or implied by these forward-looking statements.

These factors include, but are not limited to: (i) the risk that the Transaction may not be completed in a timely manner or at all; (ii) the failure to satisfy conditions to consummation of the Transaction; (iii) the effect of the Transaction and its announcement or pendency on Tevogen's business, results, and plans; (iv) the failure to realize anticipated benefits of the Transaction; (v) legal proceedings related to the Transaction; (vi) changes in the markets in which Tevogen competes; (vii) changes in general economic conditions; (viii) risks related to the COVID-19 pandemic and response; (xi) uncertainties inherent in the execution, cost, completion, and results of preclinical studies and clinical trials; (xii) risks related to regulatory review and approval and commercialization; (xiii) risks related to intellectual property protection; and (xiv) Tevogen's limited operating history. Further information about these and other relevant risks and uncertainties may be found in the registration statement on Form S-4 filed with the Securities and Exchange Commission (the "SEC") by Semper Paratus on September 14, 2023.

You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Semper Paratus nor Tevogen undertake an obligation to update the forward-looking statements, except as required by applicable laws.

Additional Information and Where to Find It

In connection with the Transaction, Semper Paratus has filed relevant materials with the SEC, including a registration statement on Form S-4, which includes a preliminary proxy statement/prospectus of Semper Paratus, and will file other documents regarding the Transaction with the SEC. This presentation is not intended to be, and is not, a substitute for the proxy statement/prospectus or any other document that Semper Paratus has filed or may file with the SEC in connection with the Transaction. When available, the definitive proxy statement and other relevant materials for the Transaction will be mailed or made available to stockholders of Semper Paratus. You are urged to carefully read, when they become available, any relevant documents filed with the SEC, because they will contain important information about Semper Paratus, Tevogen, and the Transaction. Semper Paratus' investors and stockholders and other interested persons will also be able to obtain copies of the registration statement, the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, other documents filed with the SEC that will be incorporated by reference therein, and all other relevant documents filed with the SEC by Semper Paratus in connection with the Transaction, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to: Semper Paratus Acquisition Corporation, 767 Third Avenue, 38th Floor, New York, NY 10017, Attention: Mr. Suren Ajjarapu.

Participants in the Solicitation

Semper Paratus, Tevogen, and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from Semper Paratus' stockholders with respect to the Transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the Transaction of Semper Paratus' and Tevogen's directors and officers in Semper Paratus' filings with the SEC, including the Form S-4, the preliminary proxy statement/prospectus, when filed with the SEC, the definitive proxy statement/prospectus, amendments, and supplements thereto, and other documents filed with the SEC.

No Offer or Solicitation

This presentation is not a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Transaction and will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

About Semper Paratus Acquisition Corporation

Semper Paratus Acquisition Corporation

Focus

Semper Paratus Acquisition Corporation (Nasdaq: LGST) is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses.

Experienced Team

Semper Paratus' principals possess public and private market investing experience and operational knowledge to bring value added benefits to Tevogen Bio. The Semper Paratus team has substantial experience investing in and operating businesses in multiple sectors, as well as a significant long-term track record in creatively structuring transactions to unlock and maximize value.

Management Team



Suren Ajjarapu

- CEO of Semper Paratus
- 25+ years of experience in growing novel technology-based companies
- CEO of TRxADE Health, Inc. (Nasdaq: MEDS)



Frank Knuettel II

- Chief Financial Officer of Semper Paratus
- 25+ years of management experience in venture and private equity-backed public companies
- Previously CEO of Unrivaled Brands

Transaction Overview

Key Transaction Highlights

- Semper Paratus Acquisition Corporation (LGST) has agreed to purchase Tevogen Bio Inc. ("Tevogen") at an enterprise value of $1.2 billion
- Minimum cash to close is $25 million, after expenses, which would include the amount in trust and proceeds from a PIPE or other financing arrangement
- Expected transaction close is Q1 2024

Pro Forma Ownership[1]



2%
1%
3%
8%
86%
Tevogen Shareholders
Sponsor and Original Sponsor
PIPE Investors
Public Shareholders
Other

Illustrative Sources & Uses

- Advance TVGN 489 through completion of a potentially pivotal clinical trial in acute COVID-19 patients with B-cell cancer immune suppression ($10.0 million)
- Complete Long COVID genetic predisposition study and progress TVGN 489 into a clinical trial for Long COVID treatment ($2.7 million)
- Advance TVGN 601 for EBV-associated multiple sclerosis or TVGN 930 for EBV-associated lymphomas through investigational and preclinical research and into a clinical trial ($1.0 million)
- Other research and development activities, including for TVGN 489 in other COVID-19 and Long COVID indications, TVGN 920 in cervical cancer, and TVGN 960 in mouth and throat cancer, clinical manufacturing expenses, capital equipment, personnel expenses, working capital and general corporate purposes ($11.3 million)

Total of $25.0 million (reflects only the minimum cash; exclusive of any other cash available to the company)

[1] Assumes no redemption of amount in trust and private placement for 5.0 million shares of common stock prior to closing of the business combination, with ownership presented on a pro forma basis immediately after closing of the business transaction

It's the *insight* behind the investment, not its *magnitude*, that will pave the way for a healthier tomorrow

Bloomberg

US Health Spending Edges Past $4.3 Trillion as Covid Drags On

By John Tozzi
December 14, 2022 at 4:00 PM EST

PETER G. PETERSON FOUNDATION

HOW MUCH DOES THE UNITED STATES SPEND ON HEALTHCARE?

The United States has one of the highest costs of healthcare in the world. In 2021, U.S. healthcare spending reached $4.3 trillion, which averages to about $12,900 per person. By comparison, the average cost of healthcare per person in other wealthy countries is only about half as much.



Health Care System Performance Compared to Spending
The Commonwealth Fund
Higher health system performance
Lower health system performance
0.40
0.20
0.00
-0.20
-0.40
-0.60
-0.80
-1.00
-1.20
-1.40
NETH
NOR
AUS
UK
GER
NZ
SWE
FRA
SWIZ
CAN
US
10-country average
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
Lower health care spending
Higher health care spending

Forbes

$6.16 Billion Per Drug Approval: Almost Half of Big Pharma Companies Hit Negative R&D Productivity

Aug 9, 2023, 07:22am EDT

Medicare Drug Price Negotiation Program: Selected Drugs for Initial Price Applicability Year 2026

MEDICARE DRUG PRICE NEGOTIATION PROGRAM
CENTERS FOR MEDICARE & MEDICAID SERVICES

Bio.News Everything biotech

IRA means 40% reduction in new drugs over 10 years, report finds

June 1, 2023

Founded with a Purpose | Our Mission

Affordability

To be the **very first** biotechnology company offering commercially attractive, economically viable, and cost-effective personalized T cell therapies for large populations.

Accessibility

To leverage our advanced science and innovative business models to overcome both socioeconomic and geography-related patient access barriers to T cell therapies.

C.O.R.E.

Curiosity **O**ptimism **R**espect **E**quality

Our culture aims to drive success through inclusion of diverse perspectives, fueling optimism and promoting readiness to learn and develop solutions towards a common and greater purpose. Our values are more than words at Tevogen. They are foundational to our mission and our success.

"We know a healthier world is possible when lifesaving innovations are within the reach of all"

Our Vision Lies Beyond Leading Biopharma

In our first chapter, Tevogen Bio has developed quickly from concept to innovative clinical-stage biotech company, with a successful proof-of-concept trial of the first clinical product from its next generation T cell therapy platform, robust intellectual property portfolio, R&D facilities and laboratories, a corporate hub, an extensive research pipeline, and brand recognition.

We accomplished this in 3 years and at a fraction of the industry standard cost while maintaining equity control.

We are a group of pioneering industry leaders and scientists dedicated to charting the next frontier of healthcare, where disruptive science and business models pave the way to a healthier future for all.

Clinical-Stage Specialty Immunotherapy Company

We are a clinical-stage specialty immunotherapy company harnessing one of nature's most powerful immunological weapons, CD8+ cytotoxic T lymphocytes ("CD8+ CTLs" or "CTLs"), to develop off-the-shelf, precision T cell therapies for the treatment of infectious diseases, cancers, and neurological disorders with the aim of addressing the significant unmet needs of large patient populations.


Home Office, Corporate & Commercial
Warren, New Jersey
R&D Facility, Preclinical & PD
CIC Philadelphia, PA
R&D Headquarters
The Wanamaker Building, Philadelphia


NEW YORK STOCK EXCHANGE




TVGN 489
Batch 1, Bag #250-52
HLA-A*02:01
Cytotoxic T-cell Lymphocytes
Volume Frozen (mL): 50mL
Cell Concentration: 2E6/mL
Manufactured by: Thomas Jefferson University, 1100
Walnut St., Suite 6C1, Philadelphia, PA 19107
This product must be maintained at -150C or colder at all times until administered
CAUTION: New Drug-Limited by Federal
Law to investigational Use

Agility of a Startup, Experience of a Corporation

June 2020
Tevogen Founded

May 2021
Ambulatory acute-risk COVID-19 treatment IND cleared by FDA (TVGN 489)

Dec ‘21 - Jan ‘22
3 granted US patents (now: also 7 pending, 5 ex-US patent applications)

Feb - May 2022
Established corporate headquarters in New Jersey, and two R&D facilities in Philadelphia

Jan 2023
Ambulatory acute-risk/ immunocompromised COVID-19 treatment proof-of-concept trial completed

Nov 2023
Potential clinical manufacturing facility identified

Q1 '24
TVGN @ NYSE American

Developing a new drug typically takes 10-15 years

Tevogen moved its first product from discovery to clinical phase within 18 months of inception

Tevogen Bio to become publicly listed via business combination with Semper Paratus Acquisition Corporation, at an expected enterprise value of $1.2 billion – June 28, 2023




NEW YORK STOCK EXCHANGE


BioNJ
ANNUAL DINNER MEETING &
INNOVATION CELEBRATION


LTHCARE CONFERENCE


TEVOGEN BIO
FIDELIS
TEVOGEN BIO
FIDELIS


ADVANCED
THERAPIES
WEEK

"When affordability of lifesaving medications is paired with a profitable business model, society prospers" - **Tevogen Leadership**, June 2020



Ryan Saadi, MD, MPH
Chief Executive Officer

Yale University



Neal Flomenberg, MD
Chief Scientific Officer and Global R&D Lead

Thomas Jefferson University



Sadiq Khan, MBA
Chief Commercial Officer

University of Illinois Chicago



Kirti Desai, CPA
Chief Financial Officer

Member: American Institute of Certified Public Accountants



Stephen Chen, MBA
Chief Technical Officer

University of California San Diego

University of Southern California



Mittul Mehta
Chief Information Officer and Head of Tevogen.ai

Applied Sciences in Information Technology



Dolores Grosso, DNP
Clinical Development Lead

University of Pennsylvania

Thomas Jefferson University



Judy Akhtar, DDS
Executive Advisor to CEO

NYU College of Dentistry

Leadership with diversified experience across all sectors of the healthcare ecosystem

Johnson & Johnson | CSL Behring | ARMO BIOSCIENCES | knoll | genzyme | aetna | Sidney Kimmel Cancer Center Jefferson Health. NCI – designated | sanofi aventis

CMS | Kite A GILEAD Company | NKGEN BIOTECH | Jefferies | Banner Health | Prudential | Covenant Health | BioCentriq | MultiPlan

Board of Directors & Corporate Advisory Board



Ryan Saadi, MD, MPH
Chair, Board of Directors

CEO, Tevogen Bio;
Leadership Council Yale SPH



Curtis Patton, PhD
Board of Directors

Professor Emeritus of
Epidemiology, Yale SPH



Susan Podlogar, MBA
Board of Directors

Chief HR Officer, MetLife
Former: Johnson & Johnson,
Bayer, BMS



Lindee Goh, PhD
Board of Directors

Partner, Tapestry Networks
Former: Boston Consulting, MIT



Jeffrey Feike, MPH
Board of Directors

Chief Patient Officer, Tevogen
Bio; Covenant Health



Victor Sordillo
Board of Directors

Executive Vice President,
Sompo International



Bruce Cooper, MD
Advisory Board

Former: AstraZeneca,
Roche/Genentech, Sanofi



Kendell Sprott, MD, JD
Advisory Board

Former: CEO of Matheny
Medical



Sten Vermund, MD, PhD
Advisory Board

Yale University
President, Global Virus Network



Manmohan Patel, MD
Advisory Board

Pulmonology, Critical Care and
Geriatrics

Tevogen's T Cell Therapy Platform - ExacTcell™

Designed to overcome key hurdles to unlock the full potential of T Cell Therapies



Virology
Neurology
Oncology

ExacTcell focuses on the selection and expansion of naturally occurring, genetically unmodified CD8+ CTLs to target multiple, distinct, preselected antigens present 'only' on virus-infected or malignant cells and to kill those cells. This is in contrast with both autologous and allogeneic CAR-T platforms, which target antigens present on both healthy and diseased cells and require genetic modification of the T cells.

Uniqueness of ExacTcell™ Platform

Autologous CAR-T Platform	Allogeneic* CAR-T Platform	Tevogen's ExacTcell Platform
Target antigens present on both healthy and diseased cells	Target antigens present on both healthy and diseased cells	Target antigens present only on diseased cells
Genetically modified T cells	Genetically modified T cells	Genetically unmodified CD8+ T cells
High incidence of Serious Adverse Events ("SAEs")[1], including Cytokine Release Syndrome ("CRS"), neurological toxicities, and others	Likely high incidence of SAEs, including CRS, neurological toxicities, and others	No CRS or neurotoxicity observed in first clinical product (TVGN 489) POC trial clinical trial (NCT04765449)
Need for specialized medical facilities	Need for specialized medical facilities	Ambulatory settings
3-to-6-week vein-to-vein time gap between diagnosis & administration - bridging treatment may be required	Allogeneic - potentially off-the-shelf	Allogeneic – single human leukocyte antigen ("HLA") matched and off-the-shelf; diagnosis to administration within 8 hours
One patient, one lot, and high risks of manufacturing failures	Expected yield ~100+ doses per lot	Expected yield hundreds of doses per lot
High cost of goods sold ("COGS")	Expected moderate COGS	Economies of scale and lower COGS, aims to enable affordability for wider market adoption

* No Allogeneic CAR-T product is approved by the US-FDA   1. ABECMA Package insert https://www.fda.gov/media/147055/download

CD8+ CTLs Identify and Kill Infected or Malignant Cells Through the Recognition of Antigenic Peptides on Their Surfaces


T Cell Receptor
Peptide
HLA Class-1
CD8+ T cell
Infected/malignant cell

Most CTLs, including those developed with ExacTcell, express T cell receptors ("TCRs"), which are surface proteins that provide each T cell with its unique immune specificity to recognize and react against specific foreign antigenic peptides of infected or malignant cells. These foreign antigenic peptides are presented in conjunction with an HLA molecule.

Potentially the First Personalized Immunotherapy for Large Patient Populations



T lymphocytes from donor

CD8+ cell education to recognize multiple proactively selected peptide targets

Target specific cytotoxic CD8+ lymphocyte selection

Cytotoxic CD8+ lymphocytes expanded to yield hundreds of doses from single donor

Rapid HLA matched therapeutic infused in minutes without the need for specialized medical setting

PRECISION | **SCALABLE AND AFFORDABLE** | **CONVENIENT**

We believe our allogeneic, precision T cell technology platform, ExacTcell, represents a significant scientific breakthrough that has the potential to produce a new class of off-the-shelf – manufactured and stored for immediate use – drugs with diverse applications spanning virology, oncology, and neurology.

Source: Data on file

Product Development Prioritization: Prevalence, Unmet Need & Access Landscape


COVID-19


Long COVID


Oncology

- High-risk COVID-19 patients
- Immune compromised and elderly
- **Therapeutic options available**

- Long COVID patients:
- **Curative therapeutic options available**

Annual US incidence: **1.9M**
Cancer Statistics, 2021 - PubMed (nih.gov)

Marketed products: **2,629**
Pharma commercial intelligence, news & analysis | Evaluate
Download date: Dec 01, 2022

Clinical pipeline: **5,592**
Pharma commercial intelligence, news & analysis | Evaluate
Download date: Dec 01, 2022

- Diagnosed with cancer
- **High price dependent options**

Product Development Prioritization: Prevalence, Unmet Need & Access Landscape


There had been an estimated
103 million
cumulative confirmed COVID-19 cases
in the United States alone as of May 17, 2023.[1]



In addition, an estimated **15.1% of all U.S. adults** have experienced Long COVID as of May 8, 2023[2]

Large numbers of Americans remain highly vulnerable to COVID-19 infection, including the immunocompromised and elderly. Hospitalization rate in cancer patients with COVID-19 infection remains high, specifically for those under active chemotherapy or immunosuppression. There is a high unmet need for an effective treatment available to these populations.

1. "Cumulative confirmed COVID-19 cases," Our World in Data, last updated May 15, 2023 2. "Long COVID – Household Pulse Survey," National Center for Health Statistics, U.S. Census Bureau, 2022-2023.

TVGN 489: The First Clinical Product of ExacTcell

Designed to fill a critical gap in COVID-19 therapeutic solutions for the immunocompromised and the high-risk elderly, with potential applications in both treatment and prevention of Long COVID.



Antigen-presenting cell
Antigen
HLA Class-1
TCR
CD8
CD8+ T cell
Cytotoxic T cells
Infected cell
Infected cell destruction
Killed infected cells replaced by normal healthy cells

We believe TVGN 489 has the potential to be less susceptible to viral mutation than monoclonal antibodies, less susceptible to drug resistance than antivirals, and be capable of rapidly overcoming any increased immune evasion of current and emerging SARS-CoV-2 variants.

TVGN 489 Was Designed to Overcome Expected Mutational Challenges

Most monoclonal antibodies lasted only months prior to market withdrawal and vaccines are requiring yearly revisions, but almost three years into development, TVGN 489's COVID-19 peptide targets remain well preserved despite the continuing emergence of new strains, including those currently active.

cell&gene

TVGN-489 cells are trained to detect proteins from the entire genome of SARS-CoV-2, instead of a single target such as spike proteins. "This is important because COVID-19 is a mutation prone RNA virus, and we are already experiencing variants with worrisome immune escape potential-particularly to the spike region," says Saadi. "We have spent significant resources and time to identify the TVGN-489-targets which are less likely to mutate under the evolutionary pressure."

- Ryan Saadi, CEO, Tevogen Bio
Cell & gene
March 23, 2021



Global SARSCoV2 Variant Landscape - At a Glance!
Tracking Circulating SARSCoV2 Lineages - #Global #30DayTrends | NYITCOMResearch Report

| Circulating SARSCoV2 Lineages in Australia, Austria, Belgium and 51 more | #30DayTrends | Updated on 8/26/2023 6:04:50 PM | ** Data is dynamic and is constantly being updated - Source (sequences): GISAID| Summary of PANGO designations: https://www.pango.network/summary-of-designated-omicron-lineages/ | **Lineage assignments: Nextclade tool^^ |** Color code: Orange -XBB.1.5*, Green- XBB.1.16*, Pink-XBB.1.9.1*, Red -XBB.1.9.2*, Yellow-XBB.2.3*, Brown-XBB.1.18*, Purple-XBB.1.22*, Blue -BA.2.75*, Grey - Other

TEVOGEN BIO™

TVGN 489 Was Designed to Overcome the Mutational Challenges of COVID-19

Each dose level concluded with three patients rather than six and the treatment arm concluded with a total of 12 patients rather than 24, primarily due to the absence of appreciable toxicities across all dose levels. The comparative arm, which was designed to end enrollment when treatment arm enrollment was completed, concluded with 18 patients, appreciably less than what would have occurred if the treatment group required additional enrollment.

Interventional Arm

TVGN 489

24

Nov 2021 – Dose Level One Completed

Jan 2022 – Dose Level Two Completed

May 2022 – Dose Level Three Completed

July 2022 – Dose Level Four Completed

12

Observational Arm

Standard of Care: Antiviral, Monoclonal Antibody

72

18

Prevalent SARS-CoV-2 Variants During Clinical Trial


Delta
Omicron (BA.1)
Omicron (BA.2)
Omicron (BA.2.12.1)
Omicron (BA.5)

TVGN 489's targets have persisted in studied COVID-19 variants and are not impacted by known spike mutations of currently circulating variants including BA.2.86

TVGN 489 Proof of Concept Clinical Trial – Interventional Arm Patient Profiles

Patient	Age	Comorbidities	Vaccination Status	Variant
Dosing Level 1 (1 x 10^5 cells/kg)				
African Amer Male	24	Obesity, HTN, DM, Asthma	Unvaccinated	Delta
Caucasian Female	73	Obesity, HTN, Age	Vaccinated	Delta
Hispanic Female	47	HTN, DM, CV Disease, Stroke, Lupus	Vaccinated	Delta
Dosing Level 2 (3 x 10^5 cells/kg)				
Caucasian Male	56	Obesity, Colon cancer on active treatment	Vaccinated	Omicron BA.1
Hispanic Female	44	Obesity, Lymphoma on active treatment	Unvaccinated	Omicron BA.1
Caucasian Female	73	HTN, Pancreatic Cancer on active treatment, Age	Vaccinated x 1 Dose	Omicron BA.1.1
Dosing Level 3 (1 x 10^6 cells/kg)				
Caucasian Male	58	HTN, DM	Vaccinated	Omicron BA.2.9
Caucasian Female	83	HTN, Lymphoma on active treatment, Age	No vaccine response	Omicron BA.2
African Amer Female	63	HTN, Obesity, Lymphoma on active treatment	No vaccine response	Omicron BA.2.12
Dosing Level 4 (3 x 10^6 cells/kg)				
Caucasian Male	67	Obesity, HTN, DM, Age, Heart Disease	Vaccinated	Omicron BA.2
Caucasian Female	60	Obesity, HTN, DM	Hx of COVID-19, Unvaccinated	Omicron BA.5 (P)
Caucasian Male	49	Obesity, HTN, DM	Vaccinated	Omicron BA.5.2

Positive Proof-of-Concept Clinical Trial – Key Observations

Dose-Limiting Toxicity Criteria	Trial Result
≥ Grade 3 acute infusion reaction	**None**
Cytokine release syndrome (Hypoxia and/or Hypotension)	**None**
Neurotoxicity	**None**
Graft versus Host Disease	**None**
Grade 4 or higher adverse events	**None**

- No acute infusion reactions of any kind related to the CTLs
- No grade 3 or higher adverse events related to the CTLs
- No grade 1-2 adverse events likely related to the CTLs



Interventional Versus Observational
Day Started to Feel Better
25
20
15
10
5
0
13
14
28
Interventional
(12 Patients)
Observational
(18 Patients)

Institutional data safety monitoring committee and external medical monitor reviewed results and **deemed therapy well-tolerated at all dose levels**

No incidence of **COVID-19 reinfection** or **Long COVID** was observed in any treated patient at the time of the six month follow up

ClinicalTrials.gov Identifier: NCT04765449 1. https://www.businesswire.com/news/home/20230123005565/en

Positive Proof-of-Concept Clinical Trial - Rapid Viral Load Reduction After TVGN 489 Treatment

COVID-19 viral presence was assessed by PCR in Thomas Jefferson University's Clinical Pathology Laboratory.

Baseline assessment revealed a substantial COVID-19 burden in at least 10 of the 12 patients. Despite this, 11 of 12 patients demonstrated prompt and significant reduction in viral load (>85%) by day 4, the day of first repeat testing, and all were negative or reduced >99% by day 14, which we see as a rapid improvement particularly given their ages, comorbidities and, in some cases, immunocompromised status. Two patients went on to stem cell transplantation within a month of treatment, a procedure which renders patients extremely immunocompromised. Neither patient had any evidence of COVID-19 reactivation or rebound during or after the procedure, further supporting the rapid elimination of the virus.

Reductions of >90% are shown by green shading while complete elimination is shown by gold shading.

Percent Virus Eliminated				
Patients	Day 4	Day 7	Day 10	Day 14
1	100.00%	100.00%	100.00%	100.00%
2	99.61%	99.42%	15.91%	100.00%
3	87.67%	73.39%	100.00%	100.00%
4	98.18%	99.99%	99.99%	100.00%
5	-1579.55%	-265.53%		99.34%
6	100.00%	100.00%	100.00%	100.00%
7	99.85%	100.00%	100.00%	100.00%
8	97.43%	99.87%	99.97%	99.45%
9	91.98%	99.91%	100.00%	100.00%
10	99.97%	99.97%	100.00%	100.00%
11	100.00%	100.00%	100.00%	100.00%
12	99.74%	100.00%	100.00%	100.00%

Positive Proof-of-Concept Clinical Trial – Key Observations

TVGN 489 COVID-19 reactive CD8+ T cells in treatment arm patients detected throughout the six month follow up.



Product–Only Clone Sum Frequency
2 × 10⁻⁴
1.5 × 10⁻⁴
1 × 10⁻⁴
5 × 10⁻⁵
0
Baseline
D7
D14
D28
M2
M2.5
M3
M6
Dose
One
Three
Four
Subject
01–I
16–I
17–I
25–I
30–I

"Product-only clone" refers to any T cell expressing a T cell receptor with a DNA sequence found in the investigational product (TVGN 489) but ***not*** found in a treated patient's sample before infusion

Immunosequencing: immunoSEQ Adaptive

Long COVID: Eradication and Restoration

Recent studies[1] show that some Long COVID patients have lingering viral proteins, suggesting a persistent viral reservoir. This finding indicates that TVGN 489 CTLs could potentially be used to eliminate this reservoir and restore homeostasis.



SARS-CoV-2 Reservoirs



SARS-CoV-2 Reservoirs Potentially Removed by TVGN 489



Body Homeostasis Is Restored

1. Residual SARS-CoV-2 viral antigens detected in GI and hepatic tissues from five recovered patients with COVID-19 | Gut (bmj.com)

ExacTcell in Oncology

Lacking PD-1, our product should still function, even if oncology target cells express PD-L1.



PD-L1 binds to PD-1 and inhibits T cell killing of tumor cell
Tumor cell
PD-L1
Antigen
T cell receptor
PD-1
T cell
Blocking PD-L1 or PD-1 allows T cell killing of tumor cell
Tumor cell death
PD-L1
Anti-PD-L1
Anti-PD-1
PD-1
T cell
Blocking PD-L1 or PD-1 may not allow terminally exhausted T cell to kill tumor cell[1]
Tumor cell
PD-L1
Anti-PD-L1
Anti-PD-1
PD-1
Terminally Exhausted
Lacking PD1 & alike, we believe TVGN CTLs should still kill the targeted tumor cell
Tumor cell death
PD-L1
TVGN CTL
© 2015 Terese Winslow LLC U.S. Govt. has certain rights

ExacTcell CTLs do not express exhaustion markers[2] and function like active, non-exhausted T cells. We believe that our approach has the potential to bring the benefits of T cell therapies to first-line treatment options in oncology, as well as to create products that may overcome current limitations of checkpoint inhibitors.

1. Nat Immunol. 2019 March ; 20(3): 326–336. doi:10.1038/s41590-019-0312-6
2. Lab data

ExacTcell in Oncology

Unlike CAR-T or Bispecific T-cell Engager (BiTE) antibody approaches, which recruit a heterogeneous group of T cells to the tumor, our approach would instead focus a highly purified population of CTLs on the tumor, which we believe may provide more potential to accomplish the task of eradicating the cancer.



Peptide
Antibody
HLA Class-1
T Cell Receptor
Surface Antigen

Cancer cells may not always express an ideal T cell target on their own. However, it is possible to coat a cancer cell with a well-recognized target peptide using monoclonal antibodies or liposomes. We believe this would allow our target specific CTLs to eradicate cancer cells.

Robust Research Pipeline

We are committed to developing lifesaving therapies for viral diseases and cancers with high unmet need.

Therapy Candidate	Target Indication	Target Population	Discovery / Preclinical	Phase 1 / Safety Data Available[1]	Phase 2 (Potentially Pivotal[2])	Phase 3
TVGN 489	Acute COVID-19[3]	B-cell cancer immune suppression[4]				
		Other B-cell immune suppressed patients without a B-cell cancer indication[4]				
		Elderly and infirm[4]				
		Solid organ transplant and patients with other T-cell suppression				
	Long COVID[3]	Prevention[4,5]				
		Treatment[4]				
TVGN 601	Multiple sclerosis	--				
TVGN 930	EBV-associated lymphomas	--				
TVGN 920	Cervical cancer	--				
TVGN 960	Mouth and throat cancer	--				

1 - Phase 1 clinical trials are designed in part to generate proof of concept data and safety-related data on tolerability and side effects. 2 - A pivotal trial is a trial designed to generate data sufficient to support the filing of an application for regulatory approval. A pivotal trial may not necessarily be denoted as a Phase 3 clinical trial, and instead may be a Phase 2 or Phase 2/3 clinical trial. We believe that Phase 2, Phase 2/3, or Phase 3 clinical trials may serve as pivotal trials for TVGN 489. 3 - Our completed Phase 1 clinical trial of TVGN 489 was specifically conducted in ambulatory, high-risk adult patients with acute cases of COVID-19. 4 - We believe that the safety data from our completed Phase 1 clinical trial should be sufficient to serve as the basis for one or more later stage, potentially pivotal trials in acute COVID-19 patients with B-cell cancer immune suppression, other B cell immune suppressed acute COVID-19 patients with a B cell cancer indication, and for Long COVID prevention and treatment. We cannot be certain whether we will be permitted to move from a Phase 1 trial directly to a pivotal trial covering any specific target population until the FDA reviews and concurs with or rejects our proposed plans, and the FDA may require us to conduct further trials to generate additional safety and efficacy data prior to approval. 5 - Data collected in the completed Phase 1 trial of TVGN 489 includes and in all future trials of TVGN 489 is expected to include information regarding the incidence of Long COVID in patients treated with TVGN 489 versus untreated patients.

Addressing the Needs of Large Patient Populations

TVGN 601 – Multiple Sclerosis

Nearly one million people in the United States are living with MS[1]
2.8 million people are estimated to live with MS worldwide[6]

TVGN 930 – EBV-Associated Lymphomas

EBV-related cancers have an incidence rate of 6.68 per 100,000 persons[2]
Estimated that EBV-related cases from six cancers accounted for 239,700–357,900 new cases in 2020[5]

TVGN 920 – Cervical Cancer

More than 95% of cervical cancer cases are due to human papillomavirus (HPV)[3]
Fourth most common cancer among women globally[3]

TVGN 960 – Mouth and Throat Cancer

HPV infection is a common cause for mouth and throat cancer.
An estimated 68,000 U.S. adults were diagnosed with head and neck cancer in 2021[4]

1. Wallin, et al., "The prevalence of MS in the United States," Neurology, 92(10), February 15, 2019
2. Shen, et al., "Incidence and trend of Epstein-Barr virus-related cancer: A surveillance, epidemiology, and end results program based study," Journal of Clinical Oncology, 39(15), May 28, 2021.
3. "Cervical Cancer," World Health Organization, February 22, 2022.
4. "Head and Neck Cancers," National Cancer Institute - National Institute of Health, May 25, 2021.
5. Estimating the global burden of Epstein–Barr virus-related cancers - PMC (nih.gov)
6. Rising prevalence of multiple sclerosis worldwide: Insights from the Atlas of MS, third edition - PMC (nih.gov)

Pathway to Revenue

Reflects management's current assumptions, estimates, projections and beliefs



June 2020 Tevogen Founded
March 2021
TVGN 489 pre-clinical completed
April 2021
TVGN 489 first clinical batch manufactured
May 2021
TVGN 489 ambulatory acute-risk COVID-19 treatment IND cleared by FDA
Oct 2021
TVGN 489 first patient treated
Dec 21 - Jan 22
3 granted US patents (now: also 7 pending, 5 ex-US patent applications)
Jan 2023
TVGN 489 POC trial completed for ambulatory acute-risk/ immunocompromised
Q4 2023
TVGN 489 pivotal trial for B-cell cancer immune suppression
Long COVID genetic predisposition analysis *(prevention)*
TVGN 489 pivotal trial for other B-cell immune suppressed patients without a B-cell cancer indication
TVGN 489 pivotal trial for Long COVID *(Treatment. Prevention trial to be dictated by Long COVID genetic predisposition study.)*
TVGN 930 Phase 1 trial for EBV associated Lymphomas
TVGN 601 Phase 1 trial for EBV associated Multiple Sclerosis
TVGN 489 COVID-19 treatment Biologics License Application (BLA) submission
TVGN 489 1st indication: COVID-19 B-cell cancer immune suppression treatment launch
Anticipated Revenue Q3 '25

✱ Estimated milestones based on management's current funding expectations, assumptions, estimates, projections and beliefs.

TEVOGEN.AI

Welcome to the forefront of innovation in the biotech industry, where human expertise and artificial intelligence merge to redefine the limits of scientific exploration

Affordability and access for all are at the heart of Tevogen's vision. In pursuit of that goal, Tevogen.AI is exploring ways that we may deploy artificial intelligence to power target detection to further accelerate our product development pace, enabling us to relay the resulting savings directly to the patients.



Press Release
Tevogen Bio Introduces Tevogen.ai to Enhance Patient Accessibility and Accelerate Innovation Leveraging Artificial Intelligence
TEVOGEN.AI
TEVOGEN BIO

October 10th, 2023

Our mission

- Expedite drug development
- Optimize laboratory processes
- Unravel complex biological data
- Improve patient outcomes

Tevogen.ai Aims to Enhance Patient Access by Utilizing Artificial Intelligence-powered Tools

Novel drug discovery | Enhance precision and success rates | Decrease costs and development time

Target Detection: We are exploring ways to deploy AI-powered target detection to further accelerate our product development pace, either internally or in collaboration with others.

Reducing Failure Rates: AI could use data patterns to foresee potential adverse drug reactions early on, potentially averting costly trial failures. It might also flag efficacy concerns, guiding timely adjustments to enhance the probability of success.

Optimizing Clinical Trials: AI algorithms could analyze data to identify patients who would be most likely to respond to the investigational therapy.

Failure in Preclinical

69%

of programs never succeed in delivering an IND [1]

Failure in Clinical

90%

of drug candidates in clinical trials fail [2]



Loss of exclusivity
Revenue
Longer Commercialization Period
Commercialization
Clinical Development
Discovery and Preclinical
AI Enhanced
Cost
Loss of exclusivity
Revenue
Commercialization
Clinical Development
Discovery and Preclinical
Cost
AI Enhanced Drug Development Potential
Traditional Drug Development

1 Biotech Valuation Best Practices | Toptal®

2. Sun D, Gao W, Hu H, Zhou S. Why 90% of clinical drug development fails and how to improve it? Acta Pharm Sin B. 2022 Jul;12(7):3049-3062. doi: 10.1016/j.apsb.2022.02.002. Epub 2022 Feb 11. PMID: 35865092; PMCID: PMC9293739.

Healthcare Reimagined: Vision 2025

Where Efficiency Meets Equality with Integrated Solutions

Healthcare is one of the **largest sectors** of the US economy

$4.3 trillion

U.S. health care spending grew 2.7 percent in 2021, reaching $4.3 trillion or $12,914 per person.

Historical | CMS

Tevogen Holdings

Vision 2025

- **Tevogen Biotech**
- **Tevogen Provider Network**
- **Tevogen Pharmacy Benefit Managers**
- **Tevogen Health Insurance**
- **Tevogen.ai**

An estimated **14 million** Americans have had a loved one die after not receiving much-needed care for a health condition due to their inability to pay for it.

2022 Healthcare in America Report (gallup.com)

US ranked lowest in health care system performance scores among 11 peer countries.

Mirror, Mirror 2021: Reflecting Poorly | Commonwealth Fund

In the Days Ahead – Novel Product Development at a Rapid Rate

Advancing the clinical development of TVGN 489 for the treatment of COVID-19 and Long COVID

- Launch a pivotal trial in COVID-19 patients with B cell malignancies in early 2024.
- Launch clinical trials in Long COVID in approximately the second quarter of 2024.

Leveraging our ExacTcell platform to develop therapies for additional indications

- Leverage our ExacTcell platform to advance product candidates in virology, oncology, and neurology
- Preclinical investigation is underway with product candidates for the treatment of Epstein-Barr virus-associated lymphomas, multiple sclerosis, and several other viral and cancer targets

Developing manufacturing capabilities, including through acquisitions

Acquire existing manufacturing facilities or construct one or more new manufacturing facilities, including through collaboration with facility development partners.

Forming strategic alliances and collaborating with partners to augment our capabilities

Explore strategic alliances with other biopharmaceutical companies with well-established presences in the specialties we aim to target for our indications. This may include co-marketing, co-promotion, and co-development relationships, or a partnership with a diagnostics company to help improve availability of rapid HLA testing. We also intend to explore options work with partners to augment the study of our patients and the impact of our product candidates.

Artificial intelligence

Evolve our ExacTcell platform by exploring ways that we may deploy artificial intelligence-powered target detection to further accelerate our product development pace, either internally or in collaboration with leading entities in the field of artificial intelligence.

One Vision, One Community, a Healthier Tomorrow





PROCLAMATION

Dr. Ryan Saadi

WHEREAS, Dr. Ryan Saadi founded Tevogen Bio in June of 2020 and opened their headquarters at 15 Independence Boulevard in Warren Township, NJ in early 2022; and

WHEREAS, Tevogen's mission is to "develop lifesaving accessible immunotherapies for the most prevalent diseases plaguing humanity" and their research specifically focuses on cell and gene therapies in oncology, neurology and virology including the successful clinical trial of TVGN 489 for the elderly and high-risk ambulatory Covid-19 patients; and

WHEREAS, Dr. Ryan Saadi and Tevogen Bio, have been nominated by Professor Emeritus Curtis Patton of the Yale School of Public Health for the 2023 Nobel Peace Prize for their outstanding contributions and commitment to the health of others.

NOW THEREFORE, I, Mayor Victor Sordillo and the Warren Township Committee hereby present this Proclamation to Dr. Ryan Saadi and Tevogen Bio for their dedication to the health and wellbeing of humanity and we are honored to congratulate Dr. Ryan Saadi and Tevogen Bio on this prestigious nomination.

October 20, 2022







Somerset County
Business Partnership
Diversity & Inclusion Summit
Thursday, October 6, 2022
Delta Hotels by Marriott Somerset
Robert Wood Johnson University Hospital Somerset
RWJBarnabas Health
Fulton Bank
PNC PRIVATE BANK
Diverse experiences and thoughts inform new solutions and that is the foundation of American success. If we lose that key concept we will not only forfeit our status as the global leader in innovation, we will reject our identity as Americans.
Featured Keynote Speaker
Ryan Saadi, M.D., M.P.H
Chairman and CEO, Tevogen



This certificate of Special Congressional Recognition is presented to

Dr. Ryan Saadi, MD, MPH

Tevogen Bio Founder and CEO

by

the Honorable Thomas H. Kean, Jr.

for earning the prestigious Boy Scouts of America Distinguished Citizen Award.

June 14th, 2023

Date

Thomas H. Kean, Jr.
Member of Congress




TEVOGEN




TVGN 489
UDN 05.2, Batch 1, Bag #250-42
HLA-A*02:01
Cytotoxic T-cell Lymphocytes
Volume Frozen (mL): 50mL
Cell Concentration: 2E6/mL
Date of Cryopreservation: 04/24/2021
Expiration: 04/24/2023
This product must be maintained at -150C or colder at all times until administered
CAUTION: New Drug-Limited by Federal Law to investigational Use

TEVOGEN BIO™

Please Contact us with Investor Inquiries at: ir@tevogen.com

1 877-TEVOGEN